Jefferies Gaming, Lodging, Media & Entertainment Conference

May 8, 2006

MDC PARTNERS

Forward Looking Statements & Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the follow:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements;
- risks arising from identified and potential future material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Who We Are: Marketing Communications Group

- 30 businesses providing marketing services in the U.S., Canada and U.K.
- Strategically focused on high growth marketing communications and consulting
- Strong, well-diversified blue-chip clientele
- Broad range of services


Revenues
by Geography
84% USA
14% Canada
2% UK


Revenues
by Segment
62% SMS
18% CRM
20% SCS

Who We Are : Marketing Communications Partner Firms

CRISPIN PORTER + BOGUSKY

ZYMAN GROUP

kirshenbaum bond + partners

targetcom

sourcemarketing

CHINNICI | DIRECT
Marketing Solutions That Deliver Results

NORTHSTAR research partners

ACCENT

ALLARD JOHNSON COMMUNICATIONS

FLETCHER MARTIN

INTEGRATED HEALTHCARE

Bruce Mau Design Inc.

BANJO

COLLE + McVOY

ZiG

Veritas

ACLC

PRO

bryan mills group

hello

henderson bas

vitrorobertson

mono

MACKENZIE

BRATSKEIR & COMPANY

Onbrand

ACCUMARK

CLIFF FREEMAN AND PARTNERS

MargeotesFertittaPowell MFP

Industry Overview: Marketing Communications Industry

Dynamic, growing and rapidly changing market

- $570 billion world market in 2005
  - Represents 4.8% growth over 2004
  - US market accounted for $276 billion or 48%
  - US market grew 4.6% in 2005
  - 2005 US growth lagged nominal GDP growth of 6.3%
- 2006 Expectations:
  - $604 billion world market
    - 6.0% growth
  - $292 billion US market
    - 5.8% growth

Source: Universal Mcann, December 2005 report.

Our Philosophy About the Industry

- More and more marketers care about fresh thinking and innovative ideas, not about geographic presence.

- From a macro perspective the fundamental demand for marketing expertise is greater than ever before. Clients are trying to achieve growth but the competition for fees is more and more challenging. Our business mandate is to provide clients with strategies that will enable them to grow.

- Financial success in marketing services is a by-product of providing great work for great clients that produces results in the marketplace.

- The best work is produced by the most able talent and talent is gravitating to environments where they are empowered and can share in the success.

Our Vision

- → We will continue to be the place where great talent lives
- → Our Partners will continue to be the most innovative at providing value-added services, expertise and capabilities that help clients grow their brands
- → We will continue to be the most Partner responsive network, by being out in front of Partners needs both today and in the future
- → We will continue to be consistent and transparent in our communication with our Partners and outside stakeholders to ensure that our vision is heard, understood and supported

A world-class marketing communications and consulting network which, through its Partners, provides services and solutions that produce results in the marketplace.

MDC's Unique Structure

- Typical Acquisition Structure:
  - 51% – 70% investment
  - Consideration in cash and MDC equity
  - Priority return
  - Cash managed centrally by MDC

- Typical Target Profile:
  - Well established market position
  - Strong client relationships
  - Leadership and management
  - Strong margins

Why MDC Attracts Top Talent

- Agencies maintain independence, continued financial interest
- Creative autonomy
- Growth capital and increased visibility
- Industry expertise and counsel
- Business and strategic planning advice
- Financial and M&A expertise
- Succession planning

MDC PARTNERS

2005 Consolidated Results

- Revenue: $443.5 million
- MDC EBITDA: $32.6 million
- Cash EPS: $1.03
- Free Cash Flow: $15 million

2005 Segment Results

(US$ in millions)

MDC Partners				
Corporate Expenses: ($22.5)				
Marketing Communications Revenue: $363.4 MDC EBITDA: $48.1			**Secure Products International** Revenue: $80.1 MDC EBITDA: $7.0	
Strategic Marketing Services (SMS)	Customer Relationship Management (CRM)	Specialized Communications Services (SCS)	Secure Paper Business	Secure Cards Business
Revenue: $217.3	Revenue: $67.2	Revenue: $78.8	Revenue: $48.4	Revenue: $31.7
EBITDA: $33.6	EBITDA: $4.9	EBITDA: $9.7	EBITDA: $5.3	EBITDA: $1.7

Q1 2006 Update

- Revenue growth
  - Net new business
  - Organic growth vs. acquisition growth
- MDC EBITDA
  - Growth
  - Margins
- Cash EPS

MDC PARTNERS

2006 Operational Plan

- Focus on growth
  - 5 – 7% long term revenue growth
  - 7 – 10% long term EBITDA and cash earnings growth
    - Existing client relationships
    - New client relationships

- Improving operating margins

- Dispose of non-core assets

Jefferies Gaming, Lodging, Media & Entertainment Conference

May 8, 2006

MDC PARTNERS